SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549



                                 FORM 8-K


                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):
                              August 30, 1996

                          ISOLYSER COMPANY, INC.
          (Exact Name of Registrant as Specified in Its Charter)

                                  Georgia
              (State or Other Jurisdiction of Incorporation)

          0-24866                            58-1746149
     (Commission File Number)           (I.R.S. Employer Identification No.)

      4320 International Boulevard, N.W., Norcross, Georgia 30093
            (Address of Principal Executive Offices (Zip Code)

                              (770) 381-7566
           (Registrant's Telephone Number, Including Area Code)


       (Former Name or Former Address, if Changed Since Last Report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     By the filing of a certificate of merger with the proper government officials on August 30, 1996, Isolyser Company, Inc. ("Isolyser" or the "Company") acquired (the "Microtek Acquisition") Microtek Medical, Inc. ("Microtek") by the merger of MMI Merger Corp., a wholly-owned subsidiary of Isolyser, with and into Microtek. Microtek designs, manufactures and sells a broad range of surgical and medical supplies for use in targeted niche markets in the health care industry. Its principal product lines are infection and fluid control products, including disposable drapes for covering operating room equipment during surgical procedures and pouches that attach to the surgical drapes to collect and contain fluids during surgical procedures. Microtek conducts its operations through property, plant and equipment located in Columbus, Mississippi, Alpharetta, Georgia, Jacksonville, Florida, the Dominican Republic, the United Kingdom and Mexico. Isolyser intends to continue to use such facilities for their present purposes for the foreseeable future. The purchase price paid by Isolyser to the former shareholders of Microtek was approximately $77.2 million (based on the $10.00 closing price on The Nasdaq Stock Market of Isolyser shares on August 29, 1996, and exclusive of closing expenses), comprised of approximately 7,723,000 shares of newly issued Isolyser common stock. Isolyser also issued at closing options under Isolyser's Stock Option Plan to purchase a total of approximately 1,036,000 shares of Isolyser common stock in connection with the assumption by Isolyser of previously issued and outstanding stock options to purchase Microtek common stock. In addition to such purchase price, Isolyser refinanced approximately $22.4 million of Microtek's long-term debt (including certain prepayment fees) which was funded by Isolyser's long term credit facility. The terms of the merger and purchase price were the result of arms length negotiations between Isolyser and Microtek. None of the persons from whom Isolyser acquired Microtek were affiliates of Isolyser within the meaning of the Securities Act of 1933, as amended.

     Concurrently with the consummation of the Microtek Acquisition, Isolyser consummated with The Chase Manhattan Bank (the "Bank"), a credit facility of up to $55 million comprised of a five-year term loan (which was used to refinance Isolyser's previously outstanding term debt and a portion of Microtek's debt) of $15 million and a three-year revolving line of credit (subject to satisfying certain borrowing base requirements) of up to $40 million. The credit facility is secured by Isolyser's and its subsidiaries' equipment, accounts receivable and inventory, Isolyser's stock of its subsidiaries and certain of Isolyser's plants. The credit facility provides for various fees including, but not limited to, a 0.5 percent facility fee paid at closing, a commitment fee of 0.25 percent per annum of the unused commitment and a prepayment penalty during the first three years of the loan in the amount of one percent of the commitment. The credit facility bears interest, at the Company's option, at either a floating rate approximating the Bank's prime rate for the revolver and prime plus 0.5 percent for the term loan or LIBOR plus 1.5 percent in the case of the revolver or 2 percent in the case of the term loan. This credit facility (i) requires the Company to maintain certain minimum income and other financial ratios and (ii) contains certain other negative covenants including, but not limited to, covenants prohibiting the Company (without the prior written consent of the lenders) from incurring certain debt, making certain investments (including business acquisitions and joint ventures) creating further liens, paying dividends (other than dividends of Isolyser's consolidated subsidiaries) and making capital expenditures in excess of $20 million in 1996 and $21.5 million for any fiscal year thereafter. The entire term loan and approximately $18.8 million of the revolver was used to satisfy the outstanding principal, accrued interest and related expenses under the previously outstanding Isolyser and Microtek credit facilities, which have been terminated.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired:

          The following financial statements are incorporated by reference from Isolyser's Registration Statement on Form S-4 bearing Registration Statement No. 333-7977 on file with the Securities and Exchange Commission and, as such, have been previously reported.

MICROTEK MEDICAL, INC.
Independent Auditors' Report
Consolidated Balance Sheets
     November 30, 1995
     November 30, 1994
Consolidated Statements of Earnings:
     Year ended November 30, 1995
     Year ended November 30, 1994
     Year ended November 30, 1993
Consolidated Statements of Stockholders' Equity:
     Year ended November 30, 1995
     Year ended November 30, 1994
     Year ended November 30, 1993
Consolidated Statements of Cash Flows:
     Year ended November 30, 1995
     Year ended November 30, 1994
     Year ended November 30, 1993
Notes to consolidated financial statements

MEDI-PLAST INTERNATIONAL INC.
Independent Auditors' Report
Balance Sheets:
     December 31, 1994
     December 31, 1993
Statement of Operations and Retained Earnings
     December 31, 1994
     December 31, 1993
Statements of Cash Flows:
     December 31, 1994
     December 31, 1993
Notes to consolidated financial statements

VENODYNE, a Division of Advanced Investments, Inc.
Independent Auditors' Report
Balance Sheet:
     February 24, 1996

Statement of Divisional Income:
     Eleven months ended February 24, 1996
Statement of Divisional Cash Flows:
     Eleven months ended February 24, 1996
Notes to consolidated financial statements

     (b)  Pro Forma Financial Information:

          The pro forma combined financial information appearing under the caption "Isolyser and Microtek Pro Forma Combined Financial Information" in the Joint Proxy Statement/Prospectus (the "Joint Proxy Statement Prospectus") included as part of Isolyser's Registration Statement on Form S-4 bearing Registration Statement No. 333-7977 is incorporated herein by reference and, as such, has been previously reported.

     (c)  Exhibits:

          2.1* Agreement and Plan of Merger dated as of March 15,
               1996 and amended as of June 23, 1996 and July 29,
               1996 among Isolyser Company, Inc., MMI Merger
               Corp. and Microtek Medical, Inc.

          2.2  Certificate of Merger of MMI Merger Corp. and
               Microtek Medical, Inc.

          10.1 Amended and Restated Credit Agreement dated as of
               August 30, 1996, among Isolyser, MedSurg
               Industries, Inc., Microtek, White Knight
               Healthcare, Inc., the Guarantors named therein, the Lenders named therein and the Bank

          23.1 Consent of KPMG Peat Marwick LLP

          23.2 Consent of Olin J. Harrell, CPA

          23.3 Consent of Wolf & Company, P.C.



* Previously filed as part of, and incorporated by reference from the Joint Proxy Statement/Prospectus included in Registration Statement on Form S-4 bearing File No. 333-
     7977.


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ISOLYSER COMPANY, INC.



                         By:  C. Fred Harlow
                              ________________________________
                              C. Fred Harlow, Chief Financial
                                  Officer and Senior Vice
                                  President


Dated:  September 10, 1996